Exhibit 10.3
FIRST AMENDMENT TO THE CONVERTIBLE DEBENTURES
This FIRST AMENDMENT TO THE CONVERTIBLE DEBENTURES, dated as of June 22, 2023 (this “First Amendment”), is entered between XOS, INC. a Delaware company (“Company”) and YA II PN, LTD. (the “Holder”).
PRELIMINARY STATEMENTS
A.    Pursuant to, and in accordance with that certain Securities Purchase Agreement, dated as of August 9, 2022 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time), between the Company and the Holder the Company issued and sold to the Holder (i) a convertible debenture in the principal amount of $20,000,000 issued on August 9, 2022 (the “Existing First Debenture”, and the Existing First Debenture, as amended by this First Amendment, the “First Debenture”) and (ii) a convertible debenture in the principal amount of $15,000,000 issued on September 21, 2022 (the “Existing Second Debenture”, and collectively with the Existing First Debenture, the “Existing Debentures” and the Existing Second Debenture, as amended by this First Amendment, the “Second Debenture”, and collectively with the First Debenture, the “Debentures”).
C.    The Company has requested that the Holder agree to amend certain of the terms and provisions of the Existing Debentures as specifically set forth in this First Amendment.
D.    The Holder is prepared to amend the Existing Debentures, subject to the conditions and in reliance on the representations set forth in this First Amendment.
Accordingly, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein, including in preamble and the preliminary statements hereto, shall have the meanings assigned to such terms in the Debentures.
SECTION 2.Amendments to and the Existing Debentures. Subject to the satisfaction of the conditions precedent specified in Section 4 and in reliance upon the representations and warranties set forth in Section 5, the Existing Debentures are hereby amended as follows:
(a)Section 15(o) of the Existing Debentures is hereby amended and restated in its entirety as follows:
(o)    “Primary Market” means any of New York Stock Exchange, the NYSE MKT, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market, and any successor to any of the foregoing markets or exchanges.
SECTION 3.Conditions Precedent to Effectiveness of First Amendment. This First Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”) upon satisfaction of each of the following conditions precedent (except to the extent such conditions precedent are subject to Section 4):
(a)First Amendment. This First Amendment shall have been duly executed and delivered to the Holder by the Company.
(b)No Default. Both immediately before and immediately after giving effect to this First Amendment, no Default or Event shall have occurred and be continuing.
SECTION 4.Representations and Warranties. The Company represents and warrants to the Holder that:

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(a)Authorization; No Contravention. The execution, delivery and performance by the Company of this First Amendment (i) has been duly and validly authorized by all corporate, stockholder, partnership or limited liability company action required to be taken by Company, and (ii) does not violate or contravene the Company’s governing documents or any applicable law or any material agreement or instrument or any court order which is binding upon the Company or its property.
(b)Enforceability. Each of this First Amendment and the Debentures is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
SECTION 5.Survival of Representations and Warranties. All representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment. Such representations and warranties have been or will be relied upon by the Holder, regardless of any investigation made by the Holder or on their behalf and notwithstanding that the Holder may have had notice or knowledge of any default at the time of any extension of credit by the Holder, and shall continue in full force and effect as long as any obligation under the any the Debentures shall remain unpaid or unsatisfied.
SECTION 6.Effect of First Amendment, Release, Etc.
(a)Effect of First Amendment. After giving effect to this First Amendment on the First Amendment Effective Date, the Debentures shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by the Company in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of any right, power, or remedy of the Holder under the Debentures. The Company hereby acknowledges and agrees that, after giving effect to this First Amendment, all of its obligations and liabilities under the Debentures to which it is a party, as such obligations and liabilities have been amended by this First Amendment, are reaffirmed and remain in full force and effect.
(b)Limited Effect. This First Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Holder may have under the Debentures or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Holder to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.
SECTION 7.Miscellaneous.
(a)Headings. Section headings in this First Amendment are included herein for convenience and do not affect the meanings of the provisions that they precede.
(b)Severability. If any provision of this First Amendment or any other Amendment Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this First Amendment or such other Amendment Document, as the situation may require, and this First Amendment and the other Amendment Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.
(c)Binding Effect. This First Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(d)GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING

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OUT OF OR CONNECTED TO OR WITH THIS FIRST AMENDMENT OR THE OTHER AMENDMENT DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
(e)Execution in Counterparts. This First Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This First Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.
XOS, INC.

By:    /s/ Dakota Semler
Name:    Dakota Semler
Title:    CEO & Co-Founder

[Signature Page to First Amendment to the Convertible Debentures

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YA II PN, LTD.

By:    Yorkville Advisors Global, LP
Its:    Investment Manager

By:    Yorkville Advisors Global II, LLC
Its:    General Partner

By:    /s/ Matt Beckman
Name:    Matt Beckman
Title:    Member
[Signature Page to First Amendment to the Convertible Debentures]

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